UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2024

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Cassava Sciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41905	91-1911336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6801 N Capital of Texas Highway, Building 1; Suite 300

Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Code)

(512) 501-2444

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SAVA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2024, Cassava Sciences, Inc. (“Cassava” or the “Company”) announced that the Company’s Board of Directors has concluded its search for a Chief Executive Officer (“CEO”) and has appointed Richard (Rick) Barry as the Company’s CEO. Mr. Barry’s appointment as CEO was effective as of September 6, 2024.

Mr. Barry, 65, has served as a director of Cassava since June 2021 and as the Company’s Executive Chairman of the Board since July 17, 2024. Since June 2015, Mr. Barry has served as a director of Sarepta Therapeutics, Inc. (Nasdaq: SRPT) and from June 2019 through October 2020, he served as a director of MiMedx Group Inc. (Nasdaq: MDXG). Mr. Barry has extensive experience in the investment management business. He was a founding member of Eastbourne Capital Management LLC, and served as a Managing General Partner and Portfolio Manager from 1999 to its close in 2010. Prior to Eastbourne, Mr. Barry was a Portfolio Manager and Managing Director of Robertson Stephens Investment Management. Mr. Barry holds a Bachelor of Arts from Pennsylvania State University. The Board has concluded that Mr. Barry’s experience as founder and managing director of investment funds and as a director to public companies, including service on Audit, Compensation, and Nominating and Governance Committees, qualifies him to serve as CEO.

There are no arrangements or understandings between Mr. Barry and any other persons pursuant to which Mr. Barry was named CEO of the Company. Mr. Barry does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Barry does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

As of the date of this report, no new compensatory arrangements have been entered into in connection with the appointment of Mr. Barry to be CEO.

In connection with Mr. Barry’s appointment as Chief Executive Officer, the Company is separating the positions of CEO and Chairman, and the Board has appointed Claude Nicaise, M.D., as its Chairman.

Item 7.01. Regulation FD Disclosure.

On September 9, 2024, Cassava issued a press release related to the matters described in Items 5.02 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cassava Sciences, Inc.
a Delaware corporation

Date: September 9, 2024	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Financial Officer